                                  EXHIBIT 15

Exhibit 15 -- Letter Re: Unaudited Interim Financial Information

Board of Directors
AmSouth Bancorporation

We are aware of the incorporation by reference in the following Registration
Statements and in their related Prospectuses, of our report dated November   ,
1997 relating to the unaudited consolidated financial statements of AmSouth Bancorporation and subsidiaries which are included in its Form 10-Q for the quarter ended September 30, 1997:

Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and Common Stock
       Purchase Plan;

Form S-8 No. 33-52243 pertaining to the assumption by AmSouth Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;

Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive Compensation
       Plan;

Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive Compensation
       Plan;

Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan;

Form S-8 No. 33-9368 pertaining to the Long Term Incentive Compensation Plan;

Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock Purchase
       Plan;

Form S-8 No. 2-97464 pertaining to the Long Term Incentive Compensation Plan;

Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and Common Stock
       Purchase Plan;

Form S-8 No. 33-19016 pertaining to the Long Term Incentive Compensation Plan;

Form S-8 No. 33-58777 pertaining to the Director Restricted Stock Plan;

Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift Plan;

Form S-3 No. 333-06641 pertaining to the AmSouth Bancorporation 7 1/2%
       Convertible Subordinated Debentures;

Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long Term
       Incentive Compensation Plan; and

Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee Stock
       Purchase Plan.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Sections 7 or 11 of the Securities Act of 1933.

                                             /s/ ERNST & YOUNG LLP

November 14, 1997